Vanguard STAR® Fund

Supplement to the Prospectus Dated March 7, 2012

New Advisors Join Investment Advisory Teams of Underlying Funds

The boards of trustees of Vanguard International Value Fund and Vanguard WindsorTM Fund, each an underlying fund of Vanguard STAR Fund, have removed AllianceBernstein L.P. as an investment advisor and reallocated the assets managed by AllianceBernstein L.P. to ARGA Investment Management, LP (for the International Value Fund) and to Pzena Investment Management, LLC (for the Windsor Fund).

Prospectus Text Changes
In the Investment Advisor section, the text relating to Vanguard International
Value Fund and Vanguard Windsor Fund in the table listing the investment advisors employed by each underlying fund is replaced with the following:

Underlying Fund	Investment Advisor
Vanguard International Value Fund	ARGA Investment Management, LP
Edinburgh Partners Limited
Hansberger Global Investors, Inc.
Lazard Asset Management LLC
Vanguard Windsor Fund	Pzena Investment Management, LLC
Wellington Management Company, LLP

Also in the Investment Advisor section, AllianceBernstein L.P. is removed from the table describing each investment advisor, and the following text is added to the table:

Firm	Background
ARGA Investment Management, LP	Based in Stamford, Connecticut
Founded in 2010
Manages approximately $82 million in assets
Pzena Investment Management, LLC	Based in New York, New York
Founded in 1995
Manages approximately $14.7 billion in assets

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 56 082012